UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 16, 2026, Innovative Solutions and Support, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).

Present at the Annual Meeting in person or by proxy were holders of 14,239,180 shares of common stock of the Company, representing 80% of the shares of common stock of the Company issued and outstanding and entitled to vote as of the close of business on January 26, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

Proposal 1: Election of Directors

Name	For	Withheld	Broker Non-Votes
Shahram Askarpour	9,330,735	43,290	4,865,155
Stephen L. Belland	9,228,338	85,687	4,865,155
Glen R. Bressner	9,208,506	165,519	4,865,155
Roger A. Carolin	7,847,254	1,526,771	4,865,155
Garry Dean	7,066,459	2,307,566	4,865,155
Denise L. Devine	7,847,484	1,526,541	4,865,155
Richard A. Silfen	9,328,083	45,942	4,865,155

Based on the votes set forth above, each of the above nominees for membership on the Company’s Board of Directors (the “Board”) were duly elected to serve until the 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
14,186,528	49,219	3,433

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Fiscal Year Ending September 30, 2026.

Proposal 3: On the advisory vote on executive compensation (Say-On-Frequency)

3 Years	Two Years	One Year	Abstain
2,234,972	44,335	7,023,647	71,071

The Company’s shareholders recommended that the Company hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year. A frequency vote is required to be held at least once every six years.

Proposal 4: On the advisory vote on executive compensation (Say-On-Pay)

For	Against	Abstain
9,224,341	63,909	85,775

The Company’s shareholders approved the proposed resolution with respect to the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: April 17, 2026	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Chief Financial Officer